Exhibit 10.1

UNITED STATES BANKRUPTCY COURT
                                            DISTRICT OF DELAWARE

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
		Reporting Period:	May 1 through 31

		Federal Tax I.D. #	54-2152284

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Post-petition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5
Taxes Reconciliation and Aging	MOR-5
Payments to Insiders and Professional	MOR-6
Post Petition Status of Secured Notes, Leases Payable	MOR-6
Debtor Questionnaire	MOR-7

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	/s/ Raymond J. Smith	Date	6/19/08

Signature of Authorized Individual*	/s/ Raymond J. Smith	Date	6/19/08

Printed Name of Authorized Individual		Date
Raymond J. Smith
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.